ANNUAL REPORT  MARCH 31, 2001

Prudential
Real Estate Securities Fund

Fund Type Stock

Objective High current income and long-
term growth of capital

(GRAPHIC)

This report is not authorized for
distribution to prospective investors
unless preceded or accompanied by a
current prospectus.

The views expressed in this report and
information about the Fund's portfolio
holdings are for the period covered by
this report and are subject to change
thereafter.

(LOGO)

Prudential Financial is a service mark of Prudential, Newark, NJ, and its affiliates.

Build on the Rock

Investment Goals and Style
The Prudential Real Estate Securities Fund
(the Fund) provides an opportunity for
high current income and long-term growth of capital by investing primarily in equity-related securities of real estate companies. We use a value-oriented investment style: we seek companies that have the potential for high risk-adjusted return on investment capital. Investing in real estate poses certain risks related to economic conditions, as well as risks related to an individual property, credit, and interest-rate fluctuations. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition
      Expressed as a percentage of
net assets as of 3/31/01

        19.3%   Apartments REIT
        16.8    Office Property REIT
        15.5    Mixed Office/Industrial REIT
         9.8    Warehouse/Industrial REIT
         9.1    Hotels REIT
         8.8    Regional Malls REIT
         4.7    Self Storage REIT
         4.5    Diversified REIT
         3.5    Shopping Centers REIT
         3.4    Real Estate Finance
         2.3    Real Estate Development
         2.3    Cash & Equivalents, Net

    Ten Largest Holdings
    Expressed as a percentage of
    net assets as of 3/31/01
    6.4%   Equity Office Properties Trust
           Office Property
    5.3    Equity Residential Properties Trust
           Apartments
    4.8    Spieker Properties, Inc.
           Mixed Office/Industrial
    4.1    CenterPoint Properties Corp.
           Warehouse/Industrial
    3.7    General Growth Properties, Inc.
           Regional Malls
    3.6    Apartment Investment &
           Management Co. (Class "A" Stock)
           Apartments
    3.5    Boston Properties, Inc.
           Office Property
    3.5    Alexandria Real Estate Equities, Inc.
           Office Property
    3.4    Franchise Finance Corporation
           of America
           Real Estate Finance
    3.4    AMB Property Corp.
           Warehouse/Industrial

Holdings are subject to change.

www.prudential.com               (800) 225-1852

Performance at a Glance

Cumulative Total Returns1                   As of 3/31/01
                     One       Since
                     Year    Inception2
Class A             14.28%    -5.54%
Class B             13.35     -7.59
Class C             13.35     -7.59
Class Z             14.54     -4.79
Lipper Real
 Estate Fund Avg.3  21.57      1.97

Average Annual Total Returns1               As of 3/31/01

               One       Since
               Year    Inception2
    Class A    8.57%    -3.66%
    Class B    8.35     -3.78
    Class C    11.22    -3.02
    Class Z    14.54    -1.68

Past performance is not indicative of
future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund
Management LLC and Lipper Inc. The
cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and
1% for six years. Class B shares will
automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception date: Class A, B, C, and Z,
5/5/98.

3 Lipper average returns are for all funds in each share class for the one-year and since inception periods in the Real Estate Fund category. The
Lipper average is unmanaged. Real Estate funds invest 65% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry.

(LOGO)                  May 15, 2001

Dear Shareholder,
During the one-year reporting period ended
March 31, 2001, the Prudential Real Estate
Securities Fund's Class A shares posted a
14.28% return. After deducting the initial sales charge for Class A shares, this return was 8.57%. The Fund's performance was dramatically better than the -21.67% return of the overall stock market, as measured by the Standard & Poor's 500
Composite Stock Price Index (S&P 500
Index).

With the stock market in general falling sharply during the reporting period, many investors abandoned previously high-flying growth and technology stocks in favor of "safer havens," such as high-quality bonds and stocks that tend to perform well during periods of market uncertainty.

One of the stock market sectors that
performed well amid the turbulence was
real estate investment trusts (REITs).
Investors embraced these stocks as they
offered relative safety, solid growth, and strong cash flows. The Prudential Real
Estate Securities Fund participated in
this upswing, as indicated by its return.
However, the Fund did underperform its
benchmark, the Lipper Real Estate Fund
Average. This was largely due to
disappointing results from several small niche companies early in the fiscal year.
Since that time, the Fund has refocused
some of its resources.

A complete review of the Fund by its
management team follows. As always, we
thank you for your confidence in
Prudential mutual funds.

Sincerely,


David R. Odenath, Jr., President
Prudential Real Estate Securities Fund

Prudential Real Estate Securities Fund

Annual Report    March 31, 2001

INVESTMENT ADVISER'S REPORT

During the reporting period, a dramatic
shift occurred in the financial
markets. After years of generating strong results, growth stocks in general, and technology stocks in particular, experienced a dramatic downturn.
Initially, rising interest rates, high
stock valuations, and inflationary
pressures contributed to the turnaround.
As the period progressed, economic growth rapidly deteriorated, leading to increased concerns about corporate profits in the face of a potential recession. All told, during the one-year reporting period, the S&P 500 Index fell roughly 21%, and the technology-laden NASDAQ plunged nearly
60%.

Given the sharp and prolonged decline in growth and technology stocks, investors were drawn to high-quality bonds and more defensive stocks, which tend to hold up well when the economy contracts. One example of this type of stock is REITs.
After being shunned by investors in more recent years, REITs were one of the few sectors of the market that generated strong results during the reporting period.

Attractive Fundamentals
In hindsight, the writing was on the wall for a rebound in the REIT market. During the previous two years, REIT prices fell, and many of these stocks were trading well below even the most conservative valuation estimates. As a result, when growth and technology stocks faltered, investors were eager to shift their assets into more stable investments with solid fundamentals, and REITs proved to be an attractive option.

Even during the yearlong decline in the
stock market, REIT shares excelled,
generating very strong returns during the first half of the period and preserving their gains during the extremely volatile second half of the period. Enhancing the allure of REITs were their operating results, which often surpassed expectations. This was the result of higher rental rate growth and compelling supply and demand trends.
For example, several major

Prudential Real Estate Securities Fund

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings            As of 3/31/01
6.4%    Equity Office Properties
Trust/Office Property
Equity Office Properties is the nation's largest publicly traded owner/manager of office buildings, with a portfolio of 380 buildings in 24 states and the District of Columbia.

The firm has an ownership presence in 37
Metropolitan Statistical Areas and 103
local submarkets.

5.3%    Equity Residential Properties
Trust/Apartments
Equity Residential Properties is the
largest publicly traded owner/manager of apartment buildings in the United States.
The company owns or has investments in
1,103 properties in 36 states, consisting of over 227,000 units.

4.8%    Spieker Properties, Inc./Mixed
Office/Industrial
Spieker Properties owns, operates, and
develops 38 million square feet of office and industrial space in California and the Pacific Northwest.

4.1%    CenterPoint Properties
Corp./Warehouse/Industrial
CenterPoint owns and operates
approximately 31 million square feet of
industrial space in the Chicago regional market. It also owns or controls 2,400 acres of land, upon which 24 million square feet could be developed.

3.7%    General Growth Properties,
Inc./Regional Malls
General Growth Properties owns, manages, and develops malls throughout the United
States. The company currently has
ownership interest in, or management
responsibility for, 146 malls in 39
states, encompassing approximately 126
million square feet.

Holdings are subject to change.

www.prudential.com        (800) 225-1852

Annual Report    March 31, 2001

metropolitan areas experienced an increase in demand that outpaced supply. This led to spiking rents and superior bottom-line results for many REITs.

Strategically Enhancing Results
During the reporting period, our
overweight positions in the office and
industrial sectors and our holdings in the multifamily sectors enhanced the Fund's performance. In both cases, the supply and demand trends discussed previously in this report led to exceptional returns. The lengthy economic expansion resulted in pent-up demand, and with little new development taking place, existing owners were able to raise rental rates and lock in favorable leasing arrangements.

Examples of holdings that performed
particularly well for the Fund included
Mission West Properties, Essex Property
Trust, and Starwood Hotels & Resorts
Worldwide. Mission West is an owner,
developer, and acquirer of
flex-office space exclusively in Silicon
Valley. Its stock rose 48% during the
reporting period. Essex is a multifamily outfit that owns, manages, acquires, and develops apartments on the West Coast, primarily in California. The firm continues to exceed growth expectations, and its stock appreciated 33% during the period. Starwood is an owner, operator, and manager of hotels around the world. Its holdings include Sheraton,
Westin, The Luxury Collection, St. Regis,
W, and Four Points. Its inclusion in the S&P 500 Index, combined with industry-leading operating results, drove its share price up 32% during the period.

A Shifting Focus
The Fund also benefited by shifting its
focus as the economic environment reversed course late in the year. Throughout much of 2000, the Fund concentrated its holdings on REITs with a higher exposure to markets such as San Francisco, Boston, New York, and Silicon Valley. Due to the growth of high-tech firms in these markets, along with little new supply, rents soared, and REITs in these markets experienced dramatic earnings growth.

Prudential Real Estate Securities Fund

Annual Report    March 31, 2001

However, toward the end of 2000, with an economic slowdown on the horizon, we started to emphasize more value-oriented
REITs. As such, we increased our exposure to retail and lodging REITs that offered high dividend yields and had relatively low valuations.

Detractors from Performance
While the Fund produced strong returns
versus the overall stock market,
during the period it underperformed its
benchmark, the Lipper Real Estate Fund
Average. This was largely due to the poor performance of several small non-REITs in the Fund during April 2000. These issues were eliminated from the portfolio, and the Fund gained ground on its peers from that point forward.

In addition, several individual stocks did not meet our expectations. One example was MeriStar Hotels & Resorts, an operator/manager of hotels nationwide. The firm's expenses became an issue, especially since it failed to generate an adequate number of new management contracts. Another example was Excel
Legacy Corporation, a real estate
development and investment company
nationwide. The firm experienced delays in obtaining financing for its projects, and its stock subsequently fell. Both holdings were removed from the Fund.

Looking Ahead--A Positive Outlook
We continue to be generally optimistic for the REIT market and the Fund. Even during a period of slower economic growth, we believe that the positive fundamentals of the real estate industry could help REITs outperform the overall stock market.
First, real estate was not overbuilt prior to the slowdown, unlike the period from 1990 to 1991. As a result, even if demand lessens, it should not upset REIT pricing dynamics to a great extent. Second, the earnings potential of REITs should remain healthy due to longer-term leases that are in place in many properties. As such, we would not expect to see the types of downward earnings revisions that have occurred in other industries. Third, REITs offer a good source of income. The current average REIT yield is 7.4%. This is extremely attractive, especially in a declining interest-rate environment.

www.prudential.com             (800) 225-1852

We also believe that the Fund is well
positioned, and we are now moving to align its portfolio to benefit from an economic recovery that we believe could happen as early as the second half of this year. We have started to overweight lodging REITs, as they are typically most sensitive to economic upturns. We are also focusing on office REITs, particularly in markets that are supply-constrained and have high barriers to entry. The stock prices of these office REITs have declined the most in recent months; however, we believe that earnings growth potential remains strong, and will reaccelerate with an economic rebound.

Of course, there could be some bumps in
the road. We may not see rents rise as
fast as they have in the past, and
corporate bankruptcies could affect the
tenant roster for some REITs. However,
these potential risks appear to be less of an issue than those found in many other sectors of the market.

Prudential Real Estate Securities Fund Management Team

Prudential Real Estate Securities Fund

Annual Report    March 31, 2001

Financial
    Statements

       Prudential Real Estate Securities Fund
             Portfolio of Investments as of March 31, 2001

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  97.7%
Common Stocks
-------------------------------------------------------------------------------------
Apartments  19.3%
      39,800   Apartment Investment & Management Co.
                (Class 'A' Stock)                                     $    1,769,110
      65,000   Archstone Communities Trust                                 1,599,000
      25,000   Avalonbay Communities, Inc.                                 1,145,250
      20,000   BRE Properties, Inc. (Class 'A' Stock)                        579,800
      12,800   Charles E. Smith Residential Realty, Inc.                     582,272
      50,000   Equity Residential Properties Trust                         2,601,500
      25,000   Essex Property Trust, Inc.                                  1,201,250
                                                                      --------------
                                                                           9,478,182
-------------------------------------------------------------------------------------
Diversified  4.5%
      23,650   Cousins Properties, Inc.                                      591,486
      44,000   Vornado Realty Trust                                        1,576,520
                                                                      --------------
                                                                           2,168,006
-------------------------------------------------------------------------------------
Hotels  9.1%
     135,000   Host Marriott Corp.                                         1,576,800
      50,000   Innkeepers USA Trust                                          560,000
      42,500   MeriStar Hospitality Corp.                                    850,000
      43,000   Starwood Hotels & Resorts Worldwide, Inc.                   1,462,430
                                                                      --------------
                                                                           4,449,230
-------------------------------------------------------------------------------------
Mixed Office/Industrial  15.5%
      70,000   Duke-Weeks Realty Corp.                                     1,620,500
      35,000   Liberty Property Trust                                        988,400
      99,800   Mission West Properties, Inc.                               1,267,460
      55,000   Prentiss Properties Trust                                   1,355,750
      43,200   Spieker Properties, Inc.                                    2,369,520
                                                                      --------------
                                                                           7,601,630
-------------------------------------------------------------------------------------
Office Property  16.8%
      45,400   Alexandria Real Estate Equities, Inc.                       1,713,850
      45,000   Boston Properties, Inc.                                     1,730,250
      50,000   Crescent Real Estate Equities Co.                           1,135,000

    See Notes to Financial Statements                                      9

       Prudential Real Estate Securities Fund
             Portfolio of Investments as of March 31, 2001 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
     111,400   Equity Office Properties Trust                         $    3,119,200
      20,000   SL Green Realty Corp.                                         549,000
                                                                      --------------
                                                                           8,247,300
-------------------------------------------------------------------------------------
Real Estate Development  2.3%
      50,000   Fortress Investment Corp.(a)                                  618,750
      29,200   Intrawest Corp.                                               503,700
                                                                      --------------
                                                                           1,122,450
-------------------------------------------------------------------------------------
Real Estate Finance  3.4%
      67,400   Franchise Finance Corporation of America                    1,679,608
-------------------------------------------------------------------------------------
Regional Malls  8.8%
      35,000   CBL & Associates Properties, Inc.                             931,000
      52,400   General Growth Properties, Inc.                             1,831,380
      60,000   Simon Property Group, Inc.                                  1,536,000
                                                                      --------------
                                                                           4,298,380
-------------------------------------------------------------------------------------
Self Storage  4.7%
      41,400   Public Storage, Inc.                                        1,086,750
      48,500   Public Storage, Inc., Ser. A                                1,202,800
                                                                      --------------
                                                                           2,289,550
-------------------------------------------------------------------------------------
Shopping Centers  3.5%
      30,000   Kimco Realty Corp.                                          1,290,000
      10,000   Weingarten Realty Investors                                   423,000
                                                                      --------------
                                                                           1,713,000
-------------------------------------------------------------------------------------
Warehouse/Industrial  9.8%
      68,000   AMB Property Corp.                                          1,672,800
      25,000   Cabot Industrial Trust                                        485,000
      43,300   CenterPoint Properties Corp.                                2,019,945
      20,000   First Industrial Realty Trust, Inc.                           632,800
                                                                      --------------
                                                                           4,810,545
                                                                      --------------
               Total long-term investments (cost $42,651,621)             47,857,881
                                                                      --------------

    10                                     See Notes to Financial Statements

       Prudential Real Estate Securities Fund
             Portfolio of Investments as of March 31, 2001 Cont'd.

Principal
Amount
(000)         Description                                            Value (Note 1)
-----------------------------------------------------------------------------------
SHORT-TERM INVESTMENT  3.0%
Repurchase Agreement
$     1,486   Joint Repurchase Agreement Account, 5.29%, 4/2/01
               (cost $1,486,000; Note 5)                             $    1,486,000
                                                                     --------------
              Total Investments  100.7%
               (cost $44,137,621; Note 4)                                49,343,881
              Liabilities in excess of other assets  (0.7%)                (327,613)
                                                                     --------------
              Net Assets  100%                                       $   49,016,268
                                                                     --------------
                                                                     --------------

------------------------------
(a) Fair-valued security.
    See Notes to Financial Statements                                     11

       Prudential Real Estate Securities Fund
             Statement of Assets and Liabilities

                                                                   March 31, 2001
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $44,137,621)                            $ 49,343,881
Dividends and interest receivable                                        340,131
Deferred organization expenses and other assets                           46,834
Receivable for Fund shares sold                                           25,292
                                                                   --------------
      Total assets                                                    49,756,138
                                                                   --------------
LIABILITIES
Payable to custodian                                                       4,924
Payable for Fund shares reacquired                                       278,908
Accrued expenses                                                         275,164
Payable for investments purchased                                        117,867
Management fee payable                                                    31,514
Distribution fee payable                                                  31,493
                                                                   --------------
      Total liabilities                                                  739,870
                                                                   --------------
NET ASSETS                                                          $ 49,016,268
                                                                   --------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $      5,636
   Paid-in capital in excess of par                                   78,703,329
                                                                   --------------
                                                                      78,708,965
   Undistributed net investment income                                   546,022
   Accumulated net realized loss on investments                      (35,444,979)
   Net unrealized appreciation on investments                          5,206,260
                                                                   --------------
Net assets, March 31, 2001                                          $ 49,016,268
                                                                   --------------
                                                                   --------------

    12                                     See Notes to Financial Statements

       Prudential Real Estate Securities Fund
             Statement of Assets and Liabilities Cont'd.

                                                                   March 31, 2001
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($15,102,681 / 1,734,175 shares of beneficial interest
      issued and outstanding)                                              $8.71
   Maximum sales charge (5% of offering price)                               .46
                                                                   --------------
   Maximum offering price to public                                        $9.17
                                                                   --------------
                                                                   --------------
Class B:
   Net asset value, offering price and redemption price per
      share
      ($28,118,316 / 3,235,667 shares of beneficial interest
      issued and outstanding)                                              $8.69
                                                                   --------------
                                                                   --------------
Class C:
   Net asset value and redemption price per share
      ($4,749,664 / 546,609 shares of beneficial interest issued
      and outstanding)                                                     $8.69
   Sales charge (1% of offering price)                                       .09
                                                                   --------------
   Offering price to public                                                $8.78
                                                                   --------------
                                                                   --------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($1,045,607 / 119,881 shares of beneficial interest
      issued and outstanding)                                              $8.72
                                                                   --------------
                                                                   --------------

    See Notes to Financial Statements                                     13

       Prudential Real Estate Securities Fund
             Statement of Operations

                                                                        Year
                                                                       Ended
                                                                   March 31, 2001
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Dividends (net of foreign withholding taxes of $695)              $2,629,290
   Interest                                                             110,367
                                                                   --------------
      Total income                                                    2,739,657
                                                                   --------------
Expenses
   Management fee                                                       401,173
   Distribution fee--Class A                                             40,678
   Distribution fee--Class B                                            307,472
   Distribution fee--Class C                                             50,958
   Registration fees                                                    114,000
   Custodian's fees and expenses                                        109,000
   Transfer agent's fees and expenses                                    70,000
   Reports to shareholders                                               70,000
   Legal fees and expenses                                               35,000
   Audit fee                                                             25,000
   Amortization of organizational expense                                21,816
   Trustees' fees and expenses                                           14,000
   Miscellaneous                                                          7,535
                                                                   --------------
      Total expenses                                                  1,266,632
                                                                   --------------
Net investment income                                                 1,473,025
                                                                   --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
   Investment transactions                                              507,481
   Foreign currency transactions                                        (23,885)
                                                                   --------------
                                                                        483,596
                                                                   --------------
Net change in unrealized appreciation on
   Investments                                                        4,935,441
                                                                   --------------
Net gain on investments                                               5,419,037
                                                                   --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $6,892,062
                                                                   --------------
                                                                   --------------

    14                                     See Notes to Financial Statements

       Prudential Real Estate Securities Fund
             Statement of Changes in Net Assets

                                                       Year Ended March 31,
                                               ------------------------------------
                                                    2001                2000
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                        $  1,473,025        $  1,051,499
   Net realized gain (loss) on investments
      and foreign currency transactions              483,596          (4,753,472)
   Net change in unrealized appreciation on
      investments                                  4,935,441           8,859,325
                                               --------------    ------------------
   Net increase in net assets resulting from
      operations                                   6,892,062           5,157,352
                                               --------------    ------------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                       (359,822)           (559,630)
      Class B                                       (455,579)         (1,007,051)
      Class C                                        (75,630)           (179,414)
      Class Z                                        (33,276)            (41,497)
                                               --------------    ------------------
                                                    (924,307)         (1,787,592)
                                               --------------    ------------------
   Distributions in excess of net investment
      income
      Class A                                             --              (8,994)
      Class B                                             --             (21,865)
      Class C                                             --              (3,865)
      Class Z                                             --                (613)
                                               --------------    ------------------
                                                          --             (35,337)
                                               --------------    ------------------
   Tax return of capital distributions
      Class A                                             --             (85,320)
      Class B                                             --            (207,414)
      Class C                                             --             (36,663)
      Class Z                                             --              (5,817)
                                               --------------    ------------------
                                                          --            (335,214)
                                               --------------    ------------------

    See Notes to Financial Statements                                     15

       Prudential Real Estate Securities Fund
             Statement of Changes in Net Assets Cont'd.

                                                       Year Ended March 31,
                                               ------------------------------------
                                                    2001                2000
-----------------------------------------------------------------------------------
Fund share transactions (net of share
   conversions) (Note 6)
   Net proceeds from shares sold                $  6,808,057        $ 10,662,694
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                  713,340           1,776,637
   Cost of shares reacquired                     (21,541,471)        (47,093,302)
                                               --------------    ------------------
   Net decrease in net assets from Fund
      share transactions                         (14,020,074)        (34,653,971)
                                               --------------    ------------------
Total decrease                                    (8,052,319)        (31,654,762)
NET ASSETS
Beginning of year                                 57,068,587          88,723,349
                                               --------------    ------------------
End of year(a)                                  $ 49,016,268        $ 57,068,587
                                               --------------    ------------------
                                               --------------    ------------------
------------------------------
(a) Includes undistributed net investment
    income of:                                  $    546,022        $         --
                                               --------------    ------------------

    16                                     See Notes to Financial Statements

       Prudential Real Estate Securities Fund
             Notes to Financial Statements

      Prudential Real Estate Securities Fund (the 'Fund') is registered under the Investment Company Act of 1940 as a nondiversified, open-end, management investment company. The Fund was established as a Delaware business trust on October 24, 1997. The Fund issued 2,500 shares of beneficial interest each of Class A, Class B, Class C and Class Z on February 18, 1998 to Prudential Investments Fund Management LLC ('PIFM'). Investment operations commenced on May 5, 1998. The investment objective of the Fund is high current income and long-term growth of capital. It seeks to achieve this objective by investing primarily in equity securities of real estate companies.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities traded on an exchange and NASDAQ
National Market System are valued at the last sale price on such exchange system or, if there was no sale on such day, at the mean between the last bid and asked prices, or at the bid price in the absence of an asked price. Corporate bonds (other than convertible) and U.S. government securities are valued on the basis of valuations provided by an independent pricing agent or principal market maker. Convertible debt securities are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options are valued at the mean between the most recently quoted bid and asked prices on the exchange on which they are traded. Futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Trustees in consultation with the manager or subadvisor.

      Short-term securities which mature in more than 60 days are valued based upon current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

      All securities are valued as of 4:15 p.m. New York time.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of collateral is marked-to-market on a
                                                                          17

       Prudential Real Estate Securities Fund
             Notes to Financial Statements Cont'd.

daily basis to ensure adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the current rates of exchange;

      (ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at the year end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the year. Accordingly, such realized foreign currency gains and losses are included in the reported net realized gains (losses) on investment transactions.

      Net realized gain (loss) on foreign currency transactions represents net foreign exchange gains and losses from sales and maturities of short-term securities and forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividend and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses resulting from the valuing of foreign currency denominated assets (excluding investments) and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Securities Transactions and Investment Income:    Security transactions
are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Dividend income
    18

       Prudential Real Estate Securities Fund
             Notes to Financial Statements Cont'd.

is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.

      Taxes:    It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income, if any, to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Dividends and Distributions:    The Fund expects to pay dividends out of
net investment income quarterly and make distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Organization Expenses:    Organization costs of approximately $108,700 are
being amortized ratably over a period of sixty months from the date the Fund commenced investment operations.

      Reclassification of Capital Accounts:    The Fund accounts and reports for
distributions to shareholders in accordance with the American Institute of Certified Public Accountants, Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease undistributed net investment income by $2,696, decrease paid-in capital in excess of par by $21,816 and decrease accumulated net realized loss on investments by $24,512 for certain expenses not deductible for tax purposes and foreign currency losses. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements
The Fund has a management agreement with PIFM. Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'). The subadvisory agreement provides that PIC will furnish investment advisory services in connection
                                                                          19

       Prudential Real Estate Securities Fund
             Notes to Financial Statements Cont'd.

with the management of the Fund. In connection therewith, PIC is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PIC's performance of such services. PIFM pays for the services of PIC, the cost of the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. Effective March 31, 2001, PIC changed its name to Prudential Investment Management, Inc. ('PIM').

      The management fee paid to PIFM is computed daily and payable monthly at an annual rate of .75 of 1% of the Fund's average daily net assets.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1% of the average daily net assets of Class A shares and 1% of the average daily net assets of both the Class B and C shares for the year ended March 31, 2001.

      PIMS has advised the Fund that it received approximately $8,800 and $4,200 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended March 31, 2001. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended March 31, 2001, it received approximately $207,300 and $1,300 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIFM, PIC, PIM and PIMS are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

      On March 7, 2001, the Fund, along with other affiliated registered investment companies (the 'Funds') entered into an amended syndicated credit agreement (the 'amended SCA') with an unaffiliated lender. The maximum commitment under the amended SCA is $500 million. Interest on any borrowings will be at market rates. The

       Prudential Real Estate Securities Fund
             Notes to Financial Statements Cont'd.

purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee at an annual rate of
 .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the amended SCA is March 6, 2002. Prior to March 7, 2001, the maximum commitment under the previous agreement was $1 billion. The Fund did not borrow any amounts pursuant to the amended SCA during the year ended March 31, 2001.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PIFM and an indirect, wholly owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended March 31, 2001, the Fund incurred fees of approximately $65,100 for the services of PMFS. As of March 31, 2001, approximately $5,200 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      For the year ended March 31, 2001, Prudential Securities Incorporated ('PSI'), an indirect, wholly owned subsidiary of Prudential, earned approximately $13,000 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended March 31, 2001 were $32,157,451 and $45,685,916, respectively.

      The federal income tax basis of the Fund's investments at March 31, 2001 was $44,772,278 and, accordingly, net unrealized appreciation for federal income tax purposes was $4,571,603 (gross unrealized appreciation--$5,149,245; gross unrealized depreciation--$577,642).

      For federal income tax purposes, the Fund had a capital loss carryforward as of March 31, 2001, of approximately $34,810,000, of which $11,509,000 expires in 2007, $21,157,000 expires in 2008 and $2,144,000 expires in 2009.
Accordingly, no capital gains distributions are expected to be paid to shareholders until future net gains have been realized in excess of such carryforward.
                                                                          21

       Prudential Real Estate Securities Fund
             Notes to Financial Statements Cont'd.

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of March 31, 2001, the Fund had a .32% undivided interest in the joint account. The undivided interest for the Fund represented $1,486,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor were as follows:

      ABN AMRO Incorporated, 5.28%, in the principal amount of $120,000,000, repurchase price $120,052,800, due 4/2/01. The value of the collateral including accrued interest was $122,400,312.

      Bear, Stearns & Co. Inc., 5.28%, in the principal amount of $87,538,000, repurchase price $87,576,516, due 4/2/01. The value of the collateral including accrued interest was $90,170,614.

      Credit Suisse First Boston Corp., 5.35%, in the principal amount of $60,000,000, repurchase price $60,026,750, due 4/2/01. The value of the collateral including accrued interest was $62,398,891.

      Greenwich Capital Markets, Inc., 5.28%, in the principal amount of $70,000,000, repurchase price $70,030,800, due 4/2/01. The value of the collateral including accrued interest was $71,400,882.

      UBS Warburg, 5.28%, in the principal amount of $120,000,000, repurchase price $120,052,800, due 4/2/01. The value of the collateral including accrued interest was $122,404,371.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who are qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

       Prudential Real Estate Securities Fund
             Notes to Financial Statements Cont'd.

      The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value divided into four classes, designated Class A, Class B, Class C and Class Z.

      Transactions in shares of beneficial interest were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended March 31, 2001:
Shares sold                                                     275,423    $   2,242,949
Shares issued in reinvestment of dividends                       27,665          231,590
Shares reacquired                                              (733,622)      (6,110,208)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (430,534)      (3,635,669)
Shares issued upon conversion from Class B                       42,146          366,802
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (388,388)   $  (3,268,867)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended March 31, 2000:
Shares sold                                                     522,363    $   4,045,340
Shares issued in reinvestment of dividends and
  distributions                                                  62,550          479,160
Shares reacquired                                            (1,488,857)     (11,455,221)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (903,944)      (6,930,721)
Shares issued upon conversion from Class B                       14,648          114,057
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (889,296)   $  (6,816,664)
                                                            -----------    -------------
                                                            -----------    -------------
Class B
----------------------------------------------------------
Year ended March 31, 2001:
Shares sold                                                     192,616    $   1,650,555
Shares issued in reinvestment of dividends                       45,589          382,199
Shares reacquired                                            (1,280,658)     (10,579,656)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (1,042,453)      (8,546,902)
Shares reacquired upon conversion into Class A                  (42,224)        (366,802)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (1,084,677)   $  (8,913,704)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended March 31, 2000:
Shares sold                                                     449,448    $   3,620,253
Shares issued in reinvestment of dividends and
  distributions                                                 136,720        1,050,158
Shares reacquired                                            (3,616,798)     (27,558,916)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (3,030,630)     (22,888,505)
Shares reacquired upon conversion into Class A                  (14,670)        (114,057)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (3,045,300)   $ (23,002,562)
                                                            -----------    -------------
                                                            -----------    -------------

                                                                          23

       Prudential Real Estate Securities Fund
             Notes to Financial Statements Cont'd.

Class C                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended March 31, 2001:
Shares sold                                                     261,950    $   2,226,817
Shares issued in reinvestment of dividends                        8,027           67,400
Shares reacquired                                              (386,825)      (3,279,749)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (116,848)   $    (985,532)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended March 31, 2000:
Shares sold                                                     196,869    $   1,611,167
Shares issued in reinvestment of dividends and
  distributions                                                  26,227          201,703
Shares reacquired                                              (886,875)      (6,791,591)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (663,779)   $  (4,978,721)
                                                            -----------    -------------
                                                            -----------    -------------
Class Z
----------------------------------------------------------
Year ended March 31, 2001:
Shares sold                                                      80,932    $     687,736
Shares issued in reinvestment of dividends                        3,869           32,151
Shares reacquired                                              (188,637)      (1,571,858)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (103,836)   $    (851,971)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended March 31, 2000:
Shares sold                                                     181,158    $   1,385,934
Shares issued in reinvestment of dividends and
  distributions                                                   5,991           45,616
Shares reacquired                                              (168,210)      (1,287,574)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                    18,939    $     143,976
                                                            -----------    -------------
                                                            -----------    -------------

Note 7. Dividends
On April 10, 2001 the Board of Trustees of the Fund declared the following dividends per share, payable on April 13, 2001 to shareholders of record on April 12, 2001.

                                                     Class B
                                    Class A           and C           Class Z
                                    -------       -------------       -------
               Ordinary Income       $.060            $.044            $.065

       Prudential Real Estate Securities Fund
             Financial Highlights

                                                            Class A
                                          --------------------------------------------
                                                 Year Ended             May 5, 1998(a)
                                                  March 31,                Through
                                          -------------------------       March 31,
                                             2001           2000             1999
--------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period       $   7.79       $   7.46         $  10.00
                                          ----------     ----------     --------------
Income from investment operations
Net investment income                           .28(e)         .15(e)           .27
Net realized and unrealized gain
   (loss) on investment transactions            .82            .42            (2.60)
                                          ----------     ----------     --------------
      Total from investment
      operations                               1.10            .57            (2.33)
                                          ----------     ----------     --------------
Less distributions
Dividends from net investment income           (.18)          (.21)            (.21)
Distributions in excess of net
   investment income                             --             --(d)            --
Tax return of capital distributions              --           (.03)              --
                                          ----------     ----------     --------------
      Total distributions                      (.18)          (.24)            (.21)
                                          ----------     ----------     --------------
Net asset value, end of period             $   8.71       $   7.79         $   7.46
                                          ----------     ----------     --------------
                                          ----------     ----------     --------------
TOTAL RETURN(b):                              14.28%          7.74%          (23.29)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)            $ 15,103       $ 16,545         $ 22,465
Average net assets (000)                   $ 16,271       $ 19,631         $ 31,941
Ratios to average net assets:
   Expenses, including distribution
      and service (12b-1) fees                 1.87%          1.70%            1.56%(c)
   Expenses, excluding distribution
      and service (12b-1) fees                 1.62%          1.45%            1.31%(c)
   Net investment income                       3.27%          1.93%            3.47%(c)
For Class A, B, C and Z shares:
Portfolio turnover(f)                            62%            54%             122%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
(c) Annualized.
(d) Less than $.005 per share.
(e) Calculations are made based on average month-end shares outstanding during the year.
(f) Portfolio turnover for periods less than a full year are not annualized.
(g) The Distributor of the Fund agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average net assets of the Class A shares.
    See Notes to Financial Statements                                     25

       Prudential Real Estate Securities Fund
             Financial Highlights Cont'd.

                                                            Class B
                                          --------------------------------------------
                                                 Year Ended             May 5, 1998(a)
                                                  March 31,                Through
                                          -------------------------       March 31,
                                             2001           2000             1999
--------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period       $   7.78       $   7.45         $  10.00
                                          ----------     ----------     --------------
Income from investment operations
Net investment income                           .21(e)         .09(e)           .20
Net realized and unrealized gain
   (loss) on investment transactions            .82            .42            (2.58)
                                          ----------     ----------     --------------
      Total from investment
      operations                               1.03            .51            (2.38)
                                          ----------     ----------     --------------
Less distributions
Dividends from net investment income           (.12)          (.15)            (.17)
Distributions in excess of net
   investment income                             --             --(d)            --
Tax return of capital distributions              --           (.03)              --
                                          ----------     ----------     --------------
      Total distributions                      (.12)          (.18)            (.17)
                                          ----------     ----------     --------------
Net asset value, end of period             $   8.69       $   7.78         $   7.45
                                          ----------     ----------     --------------
                                          ----------     ----------     --------------
TOTAL RETURN(b):                              13.35%          6.96%          (23.78)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)            $ 28,118       $ 33,616         $ 54,845
Average net assets (000)                   $ 30,747       $ 47,271         $ 72,034
Ratios to average net assets:
   Expenses, including distribution
      and service (12b-1) fees                 2.62%          2.45%            2.31%(c)
   Expenses, excluding distribution
      and service (12b-1) fees                 1.62%          1.45%            1.31%(c)
   Net investment income                       2.49%          1.16%            2.70%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
(c) Annualized.
(d) Less than $.005 per share.
(e) Calculations are made based on average month-end shares outstanding during the year.
    26                                     See Notes to Financial Statements

       Prudential Real Estate Securities Fund
             Financial Highlights Cont'd.

                                                            Class C
                                          --------------------------------------------
                                                 Year Ended             May 5, 1998(a)
                                                  March 31,                Through
                                          -------------------------       March 31,
                                             2001           2000             1999
--------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period        $ 7.78         $ 7.45          $  10.00
                                          ----------     ----------     --------------
Income from investment operations
Net investment income                          .21(e)         .09(e)            .20
Net realized and unrealized gain
   (loss) on investment transactions           .82            .42             (2.58)
                                          ----------     ----------     --------------
      Total from investment
      operations                              1.03            .51             (2.38)
                                          ----------     ----------     --------------
Less distributions
Dividends from net investment income          (.12)          (.15)             (.17)
Distributions in excess of net
   investment income                            --             --(d)             --
Tax return of capital distributions             --           (.03)               --
                                          ----------     ----------     --------------
      Total distributions                     (.12)          (.18)             (.17)
                                          ----------     ----------     --------------
Net asset value, end of period              $ 8.69         $ 7.78          $   7.45
                                          ----------     ----------     --------------
                                          ----------     ----------     --------------
TOTAL RETURN(b):                             13.35%          6.96%           (23.78)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)             $4,750         $5,162          $  9,883
Average net assets (000)                    $5,096         $8,215          $ 13,672
Ratios to average net assets:
   Expenses, including distribution
      and service (12b-1) fees                2.62%          2.45%             2.31%(c)
   Expenses, excluding distribution
      and service (12b-1) fees                1.62%          1.45%             1.31%(c)
   Net investment income                      2.52%          1.12%             2.71%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
(c) Annualized.
(d) Less than $.005 per share.
(e) Calculations are made based on average month-end shares outstanding during the year.
    See Notes to Financial Statements                                     27

       Prudential Real Estate Securities Fund
             Financial Highlights Cont'd.

                                                            Class Z
                                          --------------------------------------------
                                                 Year Ended             May 5, 1998(a)
                                                  March 31,                Through
                                          -------------------------       March 31,
                                             2001           2000             1999
--------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period        $ 7.80         $ 7.47           $10.00
                                          ----------     ----------        -------
Income from investment operations
Net investment income                          .29(e)         .18(e)           .29
Net realized and unrealized gain
   (loss) on investment transactions           .83            .41            (2.59)
                                          ----------     ----------        -------
      Total from investment
      operations                              1.12            .59            (2.30)
                                          ----------     ----------        -------
Less distributions
Dividends from net investment income          (.20)          (.23)            (.23)
Distributions in excess of net
   investment income                            --             --(d)            --
Tax return of capital distributions             --           (.03)              --
                                          ----------     ----------        -------
      Total distributions                     (.20)          (.26)            (.23)
                                          ----------     ----------        -------
Net asset value, end of period              $ 8.72         $ 7.80           $ 7.47
                                          ----------     ----------        -------
                                          ----------     ----------        -------
TOTAL RETURN(b):                             14.54%          8.02%          (23.05)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)             $1,045         $1,746           $1,530
Average net assets (000)                    $1,376         $1,482           $2,894
Ratios to average net assets:
   Expenses, including distribution
      and service (12b-1) fees                1.62%          1.45%            1.31%(c)
   Expenses, excluding distribution
      and service (12b-1) fees                1.62%          1.45%            1.31%(c)
   Net investment income                      3.43%          2.32%            3.76%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
(c) Annualized.
(d) Less than $.005 per share.
(e) Calculations are made based on average month-end shares outstanding during the year.
    28                                     See Notes to Financial Statements

       Prudential Real Estate Securities Fund
             Report of Independent Accountants

The Shareholders and Board of Trustees of
Prudential Real Estate Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Real Estate Securities Fund (the 'Fund') at March 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
May 15, 2001
                                                                          29

       Prudential Real Estate Securities Fund
             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (March 31, 2001) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that in the fiscal year ended March 31, 2001, dividends were paid of $.184, $.124, $.124 and $.204 per share (representing net investment income for Class A, B, C and Z shares respectively), which are taxable as ordinary income.

      We wish to advise you that the corporate dividends received deduction for the Fund is 4%. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

      In January 2001, you were advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends received by you in calendar year 2000.

       Prudential Real Estate Securities Fund
             Supplemental Proxy Information (Unaudited)

      A meeting of the Fund's shareholders was held on April 25, 2001, in conjunction with the shareholder meeting for certain other Funds within the Prudential Mutual Fund complex. The meeting was held for the following purposes:

(1) To elect the following nine individuals to serve on the Fund's Board of Directors to a term until the earlier to occur of (a) the next meeting of shareholders at which Board Members are elected and until their successors are elected and qualified or (b) until their terms expire in accordance with each Fund's retirement policy. Each Fund's retirement policy generally calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.
    - Delayne D. Gold
    - Robert F. Gunia
    - Robert E. LeBlanc
    - David R. Odenath, Jr.
    - Judy A. Rice
    - Robin B. Smith
    - Stephen Stoneburn
    - Nancy H. Teeters
    - Clay T. Whitehead
(2) To permit PIFM to enter into or make material changes to subadvisory agreements without shareholder approval.
(3) To approve an amendment to the management agreement to permit PIFM to allocate assets among affiliated and unaffiliated subadvisers.
(4) To approve an amendment to certain fundamental investment restrictions and policies of the Fund.
(5) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the Fund for the current fiscal year.
                                                                          31

       Prudential Real Estate Securities Fund
             Supplemental Proxy Information (Unaudited) Cont'd.
      The results of the proxy solicitation on the above matters were:

             Director/Manager/
                Investment                Votes          Votes          Votes
           Restrictions/Auditor            for          Against        Withheld      Abstentions
       -----------------------------    ----------     ----------     ----------     -----------
(1)    Delayne D. Gold                   2,949,950             --         76,773            --
       Robert F. Gunia                   2,951,063             --         75,660            --
       Robert E. LeBlanc                 2,943,945             --         82,778            --
       David R. Odenath, Jr.             2,949,392             --         77,331            --
       Judy A. Rice                      2,951,432             --         75,291            --
       Robin B. Smith                    2,950,774             --         75,949            --
       Stephen Stoneburn                 2,951,544             --         75,179            --
       Nancy H. Teeters                  2,951,013             --         75,710            --
       Clay T. Whitehead                 2,948,960             --         77,763            --
(2)    PIFM                              2,030,314        184,840        737,283        74,286
(3)    PIFM                              2,800,453        145,224             --        81,046
(4a)   Issuing Senior Securities,
        Borrowing Money and Pledging
        Assets                           2,064,426        150,769        737,283        74,245
(4b)   Buying and Selling Real
        Estate                           2,079,720        125,522        737,283        84,198
(4c)   Buying and Selling
        Commodities and Commodity
        Contracts                        2,057,649        157,411        737,283        74,380
(4d)   Fund Concentration                2,078,311        131,745        737,283        79,384
(4e)   Making Loans                      2,054,598        152,539        737,283        82,303
(4f)   Other Investment Restrictions     2,073,391        143,115        737,283        72,934
(5)    PricewaterhouseCoopers LLP        2,906,198         54,240             --        66,285

Prudential Real Estate Securities Fund

Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual
Funds, you receive financial advice from a Prudential Securities Financial Advisor or
Pruco Securities registered
representative. Your financial
professional can provide you with the
following services:

There's No Reward Without Risk; but Is
This Risk Worth It?
Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

Keeping Up With the Joneses
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

Buy Low, Sell High
Buying at the top of a market cycle and
selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

Prudential Real Estate Securities Fund
Class A     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 3/31/01
                      One Year    Five Years    Ten Years    Since Inception
With Sales Charge       8.57%        N/A           N/A           -3.66%
Without Sales Charge   14.28%        N/A           N/A           -1.94%

Past performance is not indicative of
future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Real Estate
Securities Fund (Class A shares) with a
similar investment in the Wilshire Real
Estate Securities Index (the Index) by
portraying the initial account values at the commencement of operations of Class A shares, and the account values at the end of the current fiscal year (March 31, 2001), as measured on a quarterly basis.
For purposes of the graph, and unless
otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial
$10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested.

The Index is a market capitalization-
weighted index comprised of over 120
publicly traded REITs and real estate
operating companies (REOCs). The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The Index is not the only index that may be used to characterize performance of REIT funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an
index.

This graph is furnished to you in
accordance with SEC regulations.

www.prudential.com             (800) 225-1852

Class B     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 3/31/01
                     One Year    Five Years    Ten Years    Since Inception
With Sales Charge      8.35%        N/A           N/A           -3.78%
Without Sales Charge  13.35%        N/A           N/A           -2.68%

Past performance is not indicative of
future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Real Estate Securities Fund
(Class B shares) with a similar investment in the Wilshire Real Estate Securities
Index (the Index) by portraying the
initial account values at the commencement of operations of Class B shares, and the account values at the end of the current fiscal year (March 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on March 31, 2001; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distri-butions were reinvested. Class B shares will automatically convert to Class
A shares, on a quarterly basis, beginning approximately seven years after purchase.
This conversion feature is not reflected in the graph.

The Index is a market capitalization-
weighted index comprised of over 120
publicly traded REITs and real estate
operating companies (REOCs). The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The Index is not the only index that may be used to characterize performance of REIT funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an
index.

This graph is furnished to you in
accordance with SEC regulations.

Prudential Real Estate Securities Fund

Class C     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 3/31/01
                     One Year    Five Years    Ten Years    Since Inception
With Sales Charge     11.22%         N/A          N/A           -3.02%
Without Sales Charge  13.35%         N/A          N/A           -2.68%

Past performance is not indicative of
future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Real Estate
Securities Fund (Class C shares) with a
similar investment in the Wilshire Real
Estate Securities Index (the Index) by
portraying the initial account values at the commencement of operations of Class C shares, and the account values at the end of the current fiscal year (March 31, 2001), as measured on a quarterly basis.
For purposes of the graph, and unless
otherwise indicated, it has been assumed that (a) the front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on March 31, 2001; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested.

The Index is a market capitalization-
weighted index comprised of over 120
publicly traded REITs and real estate
operating companies (REOCs). The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The Index is not the only index that may be used to characterize performance of REIT funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an
index.

This graph is furnished to you in
accordance with SEC regulations.

www.prudential.com    (800) 225-1852

Class Z     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 3/31/01
                      One Year    Five Years    Ten Years    Since Inception
With Sales Charge      14.54%        N/A           N/A           -1.68%
Without Sales Charge   14.54%        N/A           N/A           -1.68%

Past performance is not indicative of
future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Real Estate
Securities Fund (Class Z shares) with a
similar investment in the Wilshire Real
Estate Securities Index (the Index) by
portraying the initial account values at the commencement of operations of Class Z shares, and the account values at the end of the current fiscal year (March 31, 2001), as measured on a quarterly basis.
For purposes of the graph, and unless
otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

The Index is a market capitalization-
weighted index comprised of over 120
publicly traded REITs and real estate
operating companies (REOCs). The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The Index is not the only index that may be used to characterize performance of REIT funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an
index.

This graph is furnished to you in
accordance with SEC regulations.

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
http://www.prudential.com

Trustees
Delayne D. Gold
Robert F. Gunia
Robert E. LaBlanc
David R. Odenath, Jr.
Judy A. Rice
Robin B. Smith
Stephen Stoneburn
Nancy H. Teeters
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Bernard Winograd, Vice President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments
  Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Prudential Investment Management, Inc.
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment
   Management Services LLC
Three Gateway Center, 14th Floor
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

Fund Symbols    NASDAQ     CUSIP
     Class A    PURAX    74436U102
     Class B    PURBX    74436U201
     Class C    --    74436U300
     Class Z    --    74436U409

MF 182E

(ICON)  Printed on Recycled Paper